NUMBER                 RESTRICTED SHARES - Rule 144                  SHARES
                 The shares represented by this certificate
                have not been registered under the Securities
                Act of 1933 (the "Act"), and are Restricted
               Securities as that term is defined in Rule 144
                                 under the Act



                      PIONEER SERVICES INTERNATIONAL, LTD.

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

PREFERRED STOCK CLASS A
PAR VALUE $0.001



THIS CERTIFIES THAT



is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK CLASS A PAR VALUE OF $0.001 EACH OF

                      PIONEER SERVICES INTERNATIONAL, LTD.

transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



                                               Dated:

                                               COUNTERSIGNED AND REGISTERED BY:

  Debra M. Jacobson                            Signature Stock Transfer, Inc.
      Secretary                                DALLAS, TEXAS - TRANSFER AGENT

                                                            JMDJ









                                 CORPORATE SEAL

         The following abbreviation, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM    - as tenants in common                 UNIF GIFT MIN ACT -  ..............Custodian.................
                                                                       (Cust)                           (Minor)
TEN ENT    - as tenants by the entireties                              under Uniform Gifts to Minors
                                                                       Act ....................................
JT TEN     - as joint tenants with right                                                   (State)
             of survivorship and not as
             tenants in common

             Additional abbreviations may also be used though not in the above list.

For value received,...................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE..................................................

 ................................................................................
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

 ................................................................................

 ................................................................................

 ................................................................................
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..............................................
 ................. Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated......................


                                        ........................................
                                        NOTICE: The signature to this assignment
                                        must correspond with the name as written
                                        upon the face of the Certificate, in
__________________________              every particular, without alteration
SIGNATURE GUARANTEE                     or enlargement, or any change whatever.
(BY: BANK, BROKER, CORPORATE OFFICER)